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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 21, 2002

(Date of Report)

COLUMBIA BANCORP

(Exact Name of Registrant as Specified in Charter)

Oregon	0-27938	93-1193156

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

401 Third St., Suite 200, The Dalles Oregon 97058

(Address of Principal Executive Offices, including Zip Code)

(514) 298-6647

(Registrant’s Telephone Number, Including Area Code)

420 E. Third St., Suite 200, The Dalles Oregon 97058

(Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5. OTHER EVENTS. On November 21, 2002, Columbia Bancorp issued a press release concerning a block purchase of stock. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits. Exhibit 99.1 Press Release, dated November 21, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2002

COLUMBIA BANCORP (Registrant)

By: /s/ Greg B. Spear

Name:	Greg B. Spear
Title:	Chief Financial Officer

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Exhibit Index

99.1 Press Release, dated November 21, 2002.

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